PetIQ, Inc. Files Pro Forma Financial Results for the Acquisition of VIP Petcare

Reiterates Outlook for Full Year 2018

Conference Call, Webcast and Presentation at 4:30 p.m. EDT

EAGLE, Idaho, April 2, 2018 (GLOBE NEWSWIRE) -- PetIQ, Inc. (“PetIQ” or the “Company”) (NASDAQ:PETQ), a leading pet medication and wellness company, today released historical financial information for Community Veterinary Clinics, LLC (d/b/a VIP Petcare), which the Company acquired in January 2018, and pro forma financial information on a consolidated basis as of and for the year ended December 31, 2017.  This information was filed today with the Securities and Exchange Commission (“SEC”) on Form 8-K.

The Company also released a supplemental presentation that can be found on the “Investors” section of the PetIQ website with an overview of its business, including information on its veterinary clinics model, the aforementioned historical and pro forma financial information, and 2018 quarterly and annual guidance broken down by its products and services business lines. As previously announced, the Company will present segment information for its products and services business lines beginning in the first quarter of 2018.

Cord Christensen, PetIQ’s Chairman and Chief Executive Officer commented, “We are pleased with our start to the year which has been fueled by strong results across all sales channels as our retail customers prepare for the coming season. Additionally, our team has worked diligently on the expansion of our veterinary service clinics during the first quarter of 2018. As we look ahead, we believe our unique combination of a broad product portfolio and compelling service offering creates an incredible value proposition for consumers and will continue to deepen our strong relationships in the retail.  Our balanced, customer centric platform will continue to fuel our growth over the next several years enabling us to generate value for all of our key stakeholders.”

2018 Outlook

PetIQ reiterated the following fiscal 2018 financial outlook:

•	Consolidated net sales of $450 million to $500 million
•	Adjusted EBITDA of $40 million to $45 million*

*The Company does not provide guidance for the most directly comparable GAAP measure, net income, and similarly cannot provide a reconciliation between its forecasted adjusted EBITDA and net income metrics without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results.

Conference Call, Webcast and Presentation

The Company will host a conference call with members of the executive management team to discuss the historical pro forma financial information and 2018 guidance with additional comments and details. The conference call will begin today, Monday, April 2, 2018 at 4:30 p.m. EDT. To participate on the live call listeners in North America may dial 877-451-6152 and international listeners may dial 201-389-0879.

In addition, presentation slides will be available and the call will be broadcast live over the Internet hosted at the “Investors” section of the Company's website at www.PetIQ.com. An archived webcast and telephonic playback will be available from 7:30 p.m. ET, April 2, 2018, through April 23, 2018. North American listeners may dial 844-512-2921 and international listeners may dial 412-317-6671 the passcode is 13677997.

About PetIQ

PetIQ is a leading, rapidly growing pet health and wellness company.  Through over 40,000 points of distribution across retail and e-commerce channels, PetIQ and VIP Petcare, a wholly-owned subsidiary, have a mission to make pet lives better by educating pet parents on the importance of offering regular, convenient access and affordable choices for pet preventive and wellness veterinary products and services.  PetIQ believes that pets are an important part of the family and deserve the best products and care we can give them. For more information, visit www.PetIQ.com.

Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” "expect," "believe," "intend," "may," "will," "should," "could" and similar expressions.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from any future results, performances, or achievements expressed or implied by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, our ability to grow our business through acquisitions; our ability to integrate, manage and expand VIP’s business; our dependency on a limited number of customers; our ability to implement our growth strategy effectively; our ability to achieve or sustain profitability; competition from veterinarians and others in our industry; reputational damage to our brands; economic trends and spending on pets; the effectiveness of our marketing and trade promotion programs; recalls or withdrawals of our products or product liability claims; our ability to manage our manufacturing and supply chain effectively; disruptions in our manufacturing and distribution chains; our ability to introduce new products and improve existing products; our failure to protect our intellectual property; costs associated with governmental regulation; risks related to our international operations; our ability to keep and retain key employees; and the risks set forth under the “Risk Factors” section of the Annual Report on Form 10-K for PetIQ, Inc., filed with the SEC on March 13, 2018.

Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or operating results.  The forward-looking statements speak only as of the date on which they are made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Consequently, you should not place undue reliance on forward-looking statements.

Non-GAAP Financial Measures

In addition to financial results reported in accordance with U.S. GAAP, PetIQ uses the following non-GAAP financial measures: EBITDA and Adjusted EBITDA.  EBITDA represents net income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA plus loss on debt extinguishment, management fees, stock based compensation expense, acquisition expenses, and litigation expenses. Adjusted EBITDA adjusts for transactions that management does not believe are representative of our core ongoing business. Adjusted EBITDA

Margin is Adjusted EBITDA stated as a percentage of Net sales.  Adjusted EBITDA is utilized by management: (i) as a factor in evaluating management's performance when determining incentive compensation and (ii) to evaluate the effectiveness of our business strategies.  The Company presents EBITDA because it is a necessary component for computing Adjusted EBITDA.

We believe that the use of EBITDA and Adjusted EBITDA provide additional tools for investors to use in evaluating ongoing operating results and trends. In addition, you should be aware when evaluating EBITDA and Adjusted EBITDA that in the future we may incur expenses similar to those excluded when calculating these measures. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by these or other unusual or non-recurring items. Our computation of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate EBITDA and Adjusted EBITDA in the same manner.  Our management does not, and you should not, consider EBITDA or Adjusted EBITDA in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of, EBITDA and Adjusted EBITDA is that they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements.

Contacts:

Investor Relations Contact:

ICR

Katie Turner

646-277-1228

katie.turner@icrinc.com

Media Relations Contact:

ICR

Cory Ziskind

646-277-1232

cory.ziskind@icrinc.com